			SECURITIES AND EXCHANGE COMMISSION
			     Washington, D. C.   20549


				FORM 8-K


			     CURRENT REPORT

		Pursuant to Section 13 or 15(d) of
		The Securities Exchange Act of 1934


Date of Report (Date of earliest event reported)   December 19, 2001
						   -----------------

Commission File Number 0-5544

			OHIO CASUALTY CORPORATION
			-------------------------
	(Exact name of registrant as specified in its charter)


	OHIO                                    31-0783294

(State or other jurisdiction of         (I.R.S. Employer Identification No.)
incorporation or organization)


	9450 Seward Road, Fairfield, Ohio         45014

   (Address of principal executive offices)     (Zip Code)


			(513) 603-4801
		(Registrant's telephone number)


			Not Applicable
(Former name or former address, if changed since last report)









			Exhibit Index - Page 3

			Page 1 of 3 Pages


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ITEM 5.  Other Events
---------------------


On December 19, 2001, Ohio Casualty Corporation announced the transfer of its obligations to renew 100% of Ohio Casualty of New Jersey, Inc.'s (OCNJ) private passenger automobile business written in the state of New Jersey to Proformance Insurance Company of Freehold, New Jersey. Ohio Casualty Corporation is the holding company of The Ohio Casualty Insurance Company (the Company). The Company, together with Ohio Casualty of New Jersey, Inc. and four other property-casualty subsidiary companies, make up Ohio Casualty Group.

A copy of the press release issued by Ohio Casualty Corporation on December 19, 2001 is attached hereto as Exhibit 99 and is incorporated herein by reference.




ITEM 7.  Financial Statements and Exhibits

	Exhibit No.     Description


	    99          Press release dated December 19, 2001,
			announcing the transfer of private passenger automobile business renewal obligations from Ohio Casualty of New Jersey, Inc. to
			Proformance Insurance Company.







			Page 2 of 3 Pages


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				SIGNATURE


	Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


				OHIO CASUALTY CORPORATION
				-------------------------
				     (Registrant)



January 3, 2002                /s/ Dan R. Carmichael
				   -----------------
				   Dan R. Carmichael, President and Chief
				   Executive Officer






				EXHIBIT INDEX
				-------------


			Current Report on Form 8-K
			  Dated December 19, 2001


Exhibit No.             Description
-----------             -----------

    99 Press release dated December 19, 2001, announcing the transfer of private passenger automobile business renewal obligations from Ohio Casualty of New Jersey, Inc. to Proformance Insurance Company.








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